Exhibit 99.2

Private & Confidential | © EigenQ 2026 The Trust Layer for the Quantum Era June 2026 Investor Presentation Hardware-rooted | NIST-aligned | OEM-embedded

Private & Confidential | © EigenQ 2026 Disclaimer 2 Cohen & Company Securities, LLC ("Cohen") is acting as placement agent for EigenQ, Inc. in connection with the Proposed Private Placement Investment. Cohen is acting solely in the capacity of placement agent and not as a financial advisor, investment advisor, or fiduciary to any Recipient. Cohen has not independently verified, and makes no representation or warranty, express or implied, as to the accuracy, completeness, or fairness of any information contained in this Presentation. Nothing herein should be construed as a recommendation by Cohen with respect to the Proposed Private Placement Investment or any other matter. Cohen and its affiliates, directors, officers, employees, and agents expressly disclaim any and all liability relating to or resulting from the use of this Presentation or any errors or omissions herein. Recipients should not treat the distribution of this Presentation by Cohen as constituting advice of any kind and should conduct their own independent investigation of EigenQ, SVAQ, and the Potential Transactions and consult their own advisors. Cohen and its affiliates may have interests that differ from those of potential investors in the Proposed Private Placement Investment. Cohen is acting exclusively for EigenQ and no one else in connection with the Proposed Private Placement Investment and will not be responsible to any other person for providing the protections afforded to clients of Cohen or for providing advice in relation to the Proposed Private Placement Investment. General The information contained in this presentation (together with any oral statements made in connection herewith, this "Presentation") has been prepared for the exclusive use of the selected persons to whom it is addressed ("Recipients"), solely for the purpose of their own independent evaluation with respect to an investment (the "Proposed Private Placement Investment") in EigenQ, Inc. (together with its subsidiaries, "EigenQ" or the "Company"), which is in discussions regarding a potential business combination (the "Business Combination") between EigenQ and Silicon Valley Acquisition Corp. ("SVAQ" or the "SPAC"). For purposes hereof, the Proposed Private Placement Investment and other related financing transactions, if any, together with the potential Business Combination, are collectively referred to as the "Potential Transactions"). This Presentation is confidential and is being furnished to Recipients solely for informational purposes in connection with Recipients' evaluation of the Potential Transactions. This Presentation is subject to updating, completion, revision, verification and further amendment. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all-inclusive. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. Each Recipient should conduct its own independent investigation and analysis of EigenQ, SVAQ, the post-combination company, the Potential Transactions and the information contained herein and should consult its own advisors regarding legal, business, tax, accounting and related matters concerning the Potential Transactions. Neither this Presentation nor its delivery to Recipient shall constitute an offer to sell, invitation or other solicitation of an offer to buy any securities pursuant to the Potential Transactions or otherwise, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Only the express provisions of any definitive agreement, if and when executed, shall have any legal effect in connection with the Potential Transactions between the parties thereto. This Presentation is not intended to form the basis of any investment decision. All information herein speaks only as of (1) the date of this Presentation, in each case of information about EigenQ or SVAQ (unless another date is specified with regard to particular information), or (2) the date of such information, in each case of information from persons other than EigenQ, SVAQ and any of their respective affiliates. No Offer or Solicitation This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product or service, or as a solicitation of any vote, consent, or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or exemptions therefrom. Any offering of securities in the Proposed Private Placement Investment will not be registered under the Securities Act and would be offered as a private placement to a limited number of "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act. Accordingly, the securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. Any offering of securities by the Company, if made, would be conducted pursuant to separate definitive offering materials and applicable exemptions from registration under the Securities Act, including Rule 506(b) of Regulation D thereunder. No securities regulatory authority has passed upon or endorsed the merits of the Proposed Private Placement Investment or the accuracy or adequacy of this Presentation, and any representation to the contrary is unlawful. Confidentiality This Presentation is being distributed to Recipients on a confidential basis. By receiving this information, Recipients agree to (i) maintain the confidentiality of the information contained herein and (ii) to use this Presentation for the sole purpose of independent evaluation of the Potential Transactions. Each Recipient agrees that no portion of this Presentation may either be reproduced in whole or in part and that neither this Presentation nor any of its contents may be given or disclosed to any third party without the express written permission of EigenQ and SVAQ, and that the information contained herein is subject to the terms of any confidentiality agreement or similarly-purposed procedures or protocols entered into with EigenQ and/or SVAQ and/or its or their respective representatives. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of EigenQ and SVAQ, is prohibited. Each Recipient agrees that it will not disclose this Presentation or the materials and information contained herein to any person or entity other than its directors, officers and employees who are directly involved in the consideration of the Potential Transactions, have a need to know such materials and information in connection with such purpose, have been informed of the confidential nature of the materials and information and will use such materials and information only in connection with the evaluation of EigenQ, SVAQ, and the Potential Transactions and have agreed or are otherwise obligated to keep such materials and information confidential. Each Recipient agrees to be responsible for any breach of this disclaimer by its representatives. Forward-Looking Information This Presentation contains forward-looking statements. Any statements other than statements of historical fact contained in this Presentation, including statements as to future financial and operating, planned products and services, business strategy and plans, objectives of management for future operations of EigenQ or the post-combination company, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding EigenQ, SVAQ and the Potential Transactions and the future held by the management team of EigenQ, SVAQ, or the post-combination company, the anticipated benefits and the anticipated timing of the Potential Transactions, future financial condition and performance of EigenQ or the post-combination company, and expected financial impacts of the Potential Transactions or any other transaction to be undertaken, the satisfaction of closing conditions to the Potential Transactions, any related transactions and the products and markets and expected future performance and market opportunities of EigenQ or the post-combination company. These forward-looking statements may be identified by the words "anticipate," "believe," "could," "expect," "estimate," "future," "intend," "may," "might," "strategy," "opportunity," "plan," "project," "possible," "potential," "project," "predict," "scales," "representative of," "valuation," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Potential Transactions may not be completed in a timely manner or at all, which may adversely affect outstanding or to-be-offered securities; (ii) the risk that unless EigenQ receives sufficient proceeds from the Proposed Private Placement Investment, EigenQ may not be willing to continue to discussions of the potential Business Combination transaction; (iii) the occurrence of any other event, change or other circumstance that could give rise to the termination of negotiations and any subsequent definitive agreements related to the Potential Transactions and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed Business Combination may differ materially from the terms and conditions set forth in the this Presentation; (iv) changes in government mandates, quantum and cybersecurity technology and other factors outside of EigenQ and SVAQ's control; (v) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Proposed Private Placement Investment or proposed Business Combination and any definitive agreements with respect thereto; (vi) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of SVAQ or EigenQ or other conditions to closing; (vii) the inability to obtain or maintain the listing of the post-combination company's securities on the Nasdaq Stock Market LLC, the New York Stock Exchange, or another U.S. national securities exchange following the proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the Potential Transactions, which may be affected by, among other things, competition, the ability of EigenQ or the post-combination company to grow and manage growth and retain its key employees; (ix) costs related to the Potential Transactions; (x) risks that the Potential Transactions disrupts current plans and operations of EigenQ; (xi) changes in the competitive and regulated industries in which EigenQ operates, variations in operating performance across competitors, changes in laws and regulations affecting EigenQ's business and changes in EigenQ's capital structure, (xii) the ability to implement business plans, forecasts, identify and realize additional opportunities, and other expectations; (xiii) political, social or economic instability in the emerging markets, including the Middle East, and other countries in which EigenQ, the post-combination company, relevant OEMs and other channel participants and customers of some or all of the foregoing operate or plan to operate; (xiv) the enforceability of EigenQ's or the post-combination company's intellectual property; including its patents and the potential infringement on the intellectual property rights of others; (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which EigenQ operates; (xvi) risks relating to product development and commercialization timing, OEM integration, customer adoption and strategic partnerships; (xvii) risks relating to supply chain execution, cybersecurity standards and post-quantum cryptography mandates; (xviii) risks associated with financing and capital markets conditions, including EigenQ's, SVAQ's or the post-combination company's ability to obtain additional financing on acceptable terms or at all, and (xix) the "Risk Factors" sections of the most recent Annual Report on Form 10-K filed with the SEC by SVAQ on March 31, 2026 (the "Annual Report"), and (xx) other risks and uncertainties included in documents filed or to be filed with the SEC by SVAQ, EigenQ and the combination company. The foregoing list of factors is not exhaustive.

Private & Confidential | © EigenQ 2026 Disclaimer (Cont'd) 3 Financial Information; Use and Limitations of Illustrative Forecasts and Estimates This Presentation includes certain illustrative financial and operating forecasts, including estimates of potential future revenues, profits, earnings, costs, margins and expenses, all of which information (including any numbers, metrics, values, statements and analyses derived therefrom) represent estimates of EigenQ management as of the date such illustrative forecasts, estimates and other information were prepared (the "Forecast Preparation Date") based on professional experience, industry knowledge and, with respect to certain information, input and estimates from core channel participants, all of which are subject to external validation, including, without limitation, pricing terms. As of the date of this Presentation, these illustrative forecasts and estimates are not based on current customer contracts, purchase orders, formal quotations, backlog, bookings, executed OEM licenses, committed sales volumes, or binding customer commitments. These illustrative financial and operating forecasts were not prepared for public use and represent EigenQ management's views of potential future revenues, earnings, profits, growth and costs, assuming the accuracy of market opportunity, penetration estimates, prospective pricing and other sales transaction and licensing terms, among numerous other variables, none of which have been externally validated as of the date hereof. Neither EigenQ's nor any other independent public accountants and auditors have examined, reviewed or compiled such illustrative forecasts, projections and estimates, nor do any of the foregoing express an opinion or other form of assurance with respect thereto. As of the date of this Presentation, EigenQ has not commenced product sales, nor has the Company finalized aspects of its revenue recognition policies and practices, all of which, in addition to other factors, make forecasts, predictions and estimates about EigenQ's potential future revenues, earnings, costs and expenses and margins speculative in nature and subject to change. As EigenQ's product sales increase and its business plans evolve, other events will occur, some of which are not foreseeable, and other information will emerge, from time to time and over time, that impacts EigenQ's operating and financial results, as well as EigenQ management's views regarding the Company's plans and prospects, making estimates and forecasts about the Company's future financial and operating results susceptible to change and subject in all respects to the disclaimers and limitations set forth above under the heading "Forward-Looking Information". Furthermore, neither EigenQ nor its management team can give any assurance that illustrative forecasts and estimates contained in this Presentation accurately represent EigenQ's future operations or financial condition during the forecast period or generally, particularly as EigenQ, as of the date hereof, has not commenced generating revenues or achieved profitability and therefore has not received third-party validation as to pricing, product offerings and other important inputs relative to the assumptions underlying such forecasts and estimates. Such information is subject to a wide variety of significant business, economic, technological and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the illustrative prospective financial information and estimates derived therefrom. Quantum computing and the market for quantum-safe infrastructure and cybersecurity solutions is a new and rapidly-evolving area. Further, EigenQ is a relatively new company with a limited operating history. EigenQ has not, as of the date hereof, finalized the Company's revenue recognition policies and practices and the completion of such effort may impact illustrative potential results reflected in the forecasts included herein. For all of these reasons, among others, readers are cautioned not to place undue reliance on illustrative forecasts and estimates contained in this Presentation and should be aware of the risk of loss of some or all of their investments. Accordingly, there can be no assurance that the illustrative prospective results, forecasted values or estimates of the potential addressable market for EigenQ's products are indicative of the future performance of EigenQ or that actual results will not differ materially from those presented in this Presentation. Some of the assumptions upon which the illustrative forecasts and estimates are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the illustrative forecasts and estimates contained herein may vary materially from the projected results. Inclusion of the illustrative prospective financial information and other estimates in this Presentation should not be regarded as a representation by EigenQ, SVAQ, their respective advisors and representatives or any other person that the illustrative estimates of potential future performance in this Presentation are indicative of future results or that any results will be achieved. Use of Non-GAAP Financial Matters This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") with respect to EigenQ's illustrative future potential performance and other metrics derived therefrom. Such measures may include, without limitation, Adjusted EBITDA, Adjusted EBITDA Margins, 2026E Fully Funded Acceleration case Adjusted EBITDA and other non-GAAP financial measures or operating metrics; furthermore, the financial model from which illustrative estimates of future potential EigenQ financial and operating results were derived is an illustrative market scenario-based model, subject to refinement and change as EigenQ's business evolves and grows, including, for instance, in view the Company's future finalization of revenue recognition policies and practices. These non-GAAP financial measures may exclude items that are significant in understanding and assessing EigenQ's financial results. These non-GAAP measures are in addition to, and not a substitute for, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP as a measure of our liquidity, profitability or performance. The closest GAAP measure to EBITDA (or Adj. EBITDA) is net income; however, not all of the information necessary for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. EigenQ believes that these forward-looking non-GAAP measures of financial results provide useful supplemental information about EigenQ. EigenQ's management uses these forward-looking non-GAAP measures to evaluate EigenQ's projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to evaluate their financial performance, and therefore EigenQ's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. The presentation of such non-GAAP measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that EigenQ's future results and cash flows will be unaffected by other unusual or nonrecurring items. Quantum & Cybersecurity Industry and Market Data and Estimates This Presentation has been prepared by EigenQ and SVAQ and includes market data and other statistical information from third-party publications and sources as well as from research reports prepared for other purposes. Although EigenQ and SVAQ believe these third-party sources are reliable as of their respective dates, none of EigenQ, SVAQ, and any of their affiliates or representatives has independently verified the accuracy or completeness of this information. Some data are also based on good faith estimates of EigenQ's and SVAQ's management teams, derived from internal sources and/or the third-party sources described above, informed by professional experience. None of EigenQ, SVAQ and their affiliates, advisors, directors, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy of such information, all of which is subject to change as the market for quantum-safe infrastructure solutions evolves. None of EigenQ, SVAQ and their affiliates, advisors, directors, officers, employees, members, partners, stockholders or agents or the providers of any such third party information or any other person are responsible for any errors or omissions therein (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Each of EigenQ, SVAQ and their affiliates, advisors, directors, officers, employees, members, partners, shareholders and agents expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein. Important Information Neither the delivery of this Presentation nor the purchase of any of the securities, assets, businesses or undertakings of EigenQ and SVAQ after the date hereof shall, under any circumstances, be construed to indicate or imply that there has been no change in the affairs of EigenQ and/or SVAQ since the date hereof. This Presentation does not purport to be all-inclusive or to contain all the information that a Recipient may desire in deciding whether or not to proceed with the Potential Transactions and is not intended to form the basis of any investment decision. No representation or warranty, express or implied, is or will be given by EigenQ, SVAQ, or any of their affiliates, representatives, advisors, directors or employees and no responsibility or liability or duty of care is or will be accepted by EigenQ, SVAQ, or their respective affiliates, representatives, advisers, directors or employees as to the accuracy, completeness, reliability or reasonableness of the information or opinions contained in this Presentation or supplied herewith or any other written or oral information made available to any interested party or its advisers in connection with the Potential Transactions or otherwise in connection with this Presentation. To the fullest extent possible, by receiving this Presentation, the Recipient acknowledges and agrees it is not relying on any information set forth in this Presentation and releases EigenQ, SVAQ, and their affiliates, representatives, advisers, directors and employees in all circumstances from any liability with respect to the Recipient's participation, or proposed participation, in the Potential Transactions. In addition, no responsibility or liability or duty of care is or will be accepted by EigenQ, SVAQ, or their affiliates, representatives, advisers, directors or employees for updating or revising this Presentation or providing any additional information to any Recipient and any such liability is expressly disclaimed. Accordingly, none of EigenQ, SVAQ and their affiliates, advisers, directors or employees shall be liable for any direct, indirect or consequential loss or damage suffered by any person as a result of relying on any statement in or omission from this Presentation or in any other information or communications in connection with the Potential Transactions. In particular, no representation or warranty of EigenQ, SVAQ, or their affiliates is given as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any. Recipients should make their own investigation of the Potential Transactions, EigenQ, SVAQ and any related transaction or entity and all information provided. EigenQ and SVAQ reserve the right, without reasons or advance notice, to change or terminate the procedure relating to the Potential Transactions or any other transaction involving EigenQ, SVAQ, or any other party or to terminate negotiations at any time prior to the signing of any binding agreement in relation thereto. The parties may announce additional details regarding the Potential Transactions if and when a definitive agreement for the Business Combination (the "Definitive Agreement") is executed. No assurances can be provided as to the entry into or timing of any Definitive Agreement or the consummation of any transaction. Any transaction would be subject to the completion of satisfactory due diligence, negotiation of a Definitive Agreement, board and shareholder approvals, regulatory approvals, and other customary conditions. If a Definitive Agreement is entered into in connection with the Business Combination, additional information about the Potential Transactions, including a copy of the Definitive Agreement, will be filed by SVAQ in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the "SEC"). The proposed Business Combination will be submitted to shareholders of SVAQ for their consideration. SVAQ intends to file or cause to file a registration statement on Form S-4 (the "Registration Statement") with the SEC, which will include preliminary and definitive proxy statements to be distributed to SVAQ's shareholders in connection with SVAQ's solicitation of proxies for the vote by SVAQ's shareholders in connection with the proposed Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to EigenQ's and SVAQ's shareholders in connection with the completion of the proposed Business Combination. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus and other relevant documents will be mailed to SVAQ's shareholders and EigenQ's shareholders as of the record date established for voting on the proposed Business Combination. Before making any voting or investment decision, SVAQ's and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC by SVAQ in connection with the proposed Business Combination, as these documents will contain important information about EigenQ, SVAQ, and the proposed Business Combination. Shareholders of SVAQ may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by SVAQ with the SEC, without charge, at the SEC's website located at www.sec.gov or by directing a written request to SVAQ at 228 Hamilton Avenue, 3rd Floor, Palo Alto, California 94301. Participants in the Solicitation EigenQ, SVAQ and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from SVAQ's shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SVAQ's shareholders in connection with the proposed Business Combination will be set forth in a proxy statement/prospectus when it is filed by SVAQ with the SEC. You can find more information about SVAQ's directors and executive officers in SVAQ's Annual Report. In the event that a Definitive Agreement is entered into, additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above. Trademarks and Intellectual Property All trademarks, service marks, and trade names of EigenQ, SVAQ, or their affiliates as used herein are trademarks, service marks, or registered trade names of EigenQ, SVAQ or their affiliates. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is solely for convenience and is not intended to, and does not imply, a relationship with EigenQ or SVAQ, or an endorsement or sponsorship by or of EigenQ, SVAQ or any other party. The trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that EigenQ or SVAQ will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Private & Confidential | © EigenQ 2026 4 140+ IP assets(1) Hardware-rooted architecture OEM-integrated, ready to deploy Standards-aligned (NIST / ETSI) Make our quantum-safe trust the default security layer for critical infrastructure To establish EigenQ as the infrastructure leader in post- quantum cybersecurity Mission Vision EigenQ delivers hardware-rooted, quantum-safe infrastructure solutions, to enable critical systems to operate securely in the quantum era Engaged with 50+ researchers globally ENTERPRISE- SCALE, QUANTUM-SAFE LEADERSHIP (1) For additional information regarding EigenQ's IP assets as of 12/31/2025, please see disclosures included in EigenQ's Form C-AR filed with the SEC on 4/29/2026 the "Form C-AR".

Today's Speakers



Dr. Jesse Van Griensven
Chairman

EigenQ>

- Adjunct Professor at the **University of Waterloo, Canada**
- **Global expert** in Quantum-Proof Encryption, Numerical Simulation, Quantum Computing and ML/AI
- **Provides scientific and strategic oversight** for EigenQ's quantum platform roadmap and research collaborations
- Demonstrated track record of value creation with **prior successful businesses including Lakes Software, an environmental modeling software company**



Dr. José Rosas-Bustos
Chief Executive Officer

EigenQ>

- **CEO building EigenQ as a quantum-resilient trust infrastructure platform** for government, enterprise and critical systems, while leading OEM/channel commercialization strategy
- **20+ years across cybersecurity, secure systems and technology commercialization**, including senior cybersecurity roles at Oracle Corporation
- Former EigenQ CTO; **Ph.D. from the University of Waterloo, patent inventor and peer-reviewed quantum-security researcher**



Dan Nash
Chief Executive Officer

Silicon Valley Acquisition Corp.

- Co-founder & former **Head of Investment Banking** at Cohen & Company Capital Markets
- Has advised on **75+ de-SPACs and traditional IPOs**
- Brings deep capital markets expertise & proven **public-company execution** capability



Martin Zinny
Chief Financial Officer

Silicon Valley Acquisition Corp.

- 20+ years across **public and private markets**, including Fidelity Investments, Whale Rock Capital, Point72 and Millennium
- Combines **institutional investment** discipline with public-market financial rigor

Private & Confidential | © EigenQ 2026
5

SVAQ + EigenQ | Building a Highly Differentiated Public Market Story

TEAM



Dan Nash
CEO



Martin Zinny
CFO



David O'Neil
VP

A Differentiated SPAC Platform Built for Transformative Growth Companies

- Led by **Dan Nash**, Co-Founder & former Head of Investment Banking at Cohen & Company Capital Markets
- Extensive SPAC, IPO, capital raising, and public-market execution expertise across **disruptive growth sectors**
- **Deep relationships** across institutional investors, family offices, strategics, venture funds and alternative capital providers
- **Global advisor network** spanning AI, digital infrastructure, cybersecurity, fintech, crypto, energy transition, enterprise software and emerging deep tech
- Built to source, structure, finance, and support category-leading companies seeking a strategic and flexible path to the public markets
- Focus on businesses with **differentiated technology**, large market opportunities and a credible path to durable public-company value creation

Execution Track-Record(1)

$50B+	$14B+	55+
Transaction Value Executed	Total Capital Raised	De-SPAC Transactions Advised

$215M IPO completed in December 2025; listed on NASDAQ

Why EigenQ?

WE BELIEVE:

QUANTUM IS A GENERATIONAL OPPORTUNITY
Foundational infrastructure shift with broad public and private sector focus

MANDATORY SECURITY MIGRATION
Post-Quantum Cryptography (PQC) will be a requirement, not just a theoretical risk

CATEGORY-DEFINING CYBER-QUANTUM PLATFORM
Multi-year head start with few direct substitutes

SCALABLE, CAPITAL-LIGHT GTM
OEM, distributor and VAR channels expected to enable efficient, profitable scale

HARDWARE + RECURRING SOFTWARE ECONOMICS
Embedded hardware revenue + IP licensing upside

COMMERCIALLY MINDED QUANTUM LEADERSHIP
Technical depth paired with an identifiable path to deployment and scale

(1) Includes transactions relative to which Cohen & Company Capital Markets (CCM) acted as financial advisor, capital markets advisor or placement agent. Dan Nash led CCM's roles in such transactions as Co-Founder & Head of Investment Banking at CCM during relevant periods.

Private & Confidential | © EigenQ 2026 | 6

Private & Confidential | © EigenQ 2026 7 Investment Highlights (1) Q-Day — the arrival of a cryptographically relevant quantum computer capable of breaking the Rivest–Shamir–Adleman algorithm ("RSA") at scale. Significant Anticipated Market Tailwinds from Quantum & Government Mandated Demand Security Layer for Post-Quantum Infrastructure Team with Deep Quantum Expertise, Cryptography, Compute Infrastructure and Commercial Focus Full-Stack, Hardware-Anchored Platform Embedded into OEM Servers to Enable Deployments at Scale Production-Ready Supply Chain Capital-Light Model with Expanding Margins QUANTUM THREATS REQUIRE QUANTUM SOLUTIONS EIGENQ IS RACING TO MAKE THE QUANTUM THREAT IRRELEVANT, BEFORE Q-DAY ARRIVES (1)

The Post-Quantum Migration Is Underway

- "Harvest Now, Decrypt Later" is active[(1)]
- Quantum proof cryptography from NIST to replace RSA/ECC-based system
- Governments are mandating migration
- We believe security must be anchored in hardware, below the software layer

CNN – May 2026: **A quantum computing deadline looms. It threatens to kick off the biggest cybersecurity crisis ever**

Google – March 2026: Quantum frontiers may be closer than they appear

World Economic Forum – February 2026: CYBERSECURITY **Why quantum security is a question leaders cannot ignore right now**

NIST – September 2025: **NIST Finalizes Guidelines for Implementing 'Handshake' Algorithms Known as Key-Encapsulation Mechanisms**

NSA's CNSA 2.0 Mandate[(2)]	January 2027 Procurement gate	FIRST HARD DEADLINE[(3)] *(As published in September 2022)*	December 2030 Phase-out deadline

(1) Nation-state adversaries are executing a strategy called "Harvest Now, Decrypt Later" (HNDL): quietly collecting encrypted government communications, financial records, and classified data today, with the intent to unlock it all once a sufficiently powerful quantum computer exists.
(2) As set forth and described in the NSA's Commercial National Security Algorithm Suite 2.0 (CNSA 2.0); NSA and other government mandates are not rules and are subject to change.
(3) January 2027 Procurement gate – First hard deadline as set forth in the NSA's Commercial National Security Algorithm Suite 2.0 (CNSA 2.0); NSA and other government mandates are not rules and are subject to change.

Private & Confidential | © EigenQ 2026 | 8

Scaled Data Center Infrastructure Drives a Significant Security Opportunity[5]



Global Server Market[1]
$449B+
Total 2025 Spend
16.4M
Units Shipped
$268B+[2]
U.S. Server Market
~$22B+[3]
U.S. Federal Gov't Server Spend

EigenQ secures where scaled compute and critical infrastructure converge



+33% CAGR
$637B[4]
$268B
~2.4x Increase
2025
2028E
U.S. Server Market[2]

Why We Believe Hardware Matters?

- ✓ PQC migration increases performance demands and integration complexity
- ✓ Critical workloads need hardware-rooted security, not software retrofit
- ✓ OEM embedding enables native server-level quantum-safe protection
- ✓ Potential OEM embedding and design wins could support scalable, unit-based revenue if secured

(1) Goldman Sachs Research (Report Date: April 17, 2026).
(2) Based on the average trailing percentage of worldwide server value for each quarter of 2024 and Q1-Q3 of 2025. Worldwide server value based on Morgan Stanley Research (Report Date: January 6, 2026).
(3) U.S. Federal government self-reported Civilian IT spend in FY 2025 was $75.1 billion; Based on industry reports, approximately 45% of this spend was tied to IT Infrastructure, IT Security and IT Management in the aggregate, representing $33.8 billion. Removing estimates of: (i) Approximate IT Security infrastructure (based on 45% of Federal IT Security Spend) = $5.5 billion; (ii) Approximate IT Management infrastructure (based on 10% of IT Administration (as reported by Jefferies in April 2026), and assuming 45% of such amount tied to IT Management = $1.5 billion. Equals: ~$26.8 billion of total IT Infrastructure Spend. Utilizing an industry report from IDC, assumed 80% of total IT infrastructure spend is on servers = $21.5 billion.
(4) 2028E based on a static 60% of the global market.
(5) Market data is presented for context only and does not represent EigenQ contracted revenue, backlog, bookings, customer pipeline, purchase orders, formal quotations, executed OEM licenses or forecast revenue.

Private & Confidential | © EigenQ 2026 9

Selected U.S. Server-Market Metrics Across Priority End-Markets

EigenQ>

Defense & Government

~$35B Est.
Defense & Government Server-Spend Context[1]

Est. ~$22B	Est. ~$13B[1]
U.S. Federal Gov't Server Spend	Other Defense & Gov't Spend

Near-Term Catalyst: Certified PQC currently required for Federal defense contractors by January 2027 – EigenQ enables compliance

Healthcare

~$30B Est.
2025 U.S. Server Market[4]

Industrials & IoT

~$27B Est.
2025 U.S. Server Market[5]

Critical Infrastructure

~$24B Est.
2025 U.S. Server Market[2]

Financial Institutions

~$54B Est.
2025 U.S. Server Market[3]

Broad Commercial & Enterprise

~$97B Est.
2025 U.S. Server Market[6]

Note: These figures represent third-party server-market and federal IT/server-spend metrics only. They are not EigenQ-specific TAM/SAM/SOM, customer demand, pipeline, bookings, backlog, contracts, purchase orders, formal quotations, executed OEM licenses or forecast revenue.
(1) Mordor Intelligence, *North America Data Center Server Market & Share Analysis-Growth Trends and Forecast (2026-2031)*, (Report Date: January 21, 2026).
(2) Fortune Business Insights, *Data Center Server Market Size, Share & Growth Report* (Report Date: May 4, 2026)
(3) Market Data Forecast 2025 (Report Date: January 2026).
(4) Mordor Intelligence, *North America Data Center Server Market & Share Analysis-Growth Trends and Forecast (2026-2031)*, (Report Date: January 21, 2026).
(5) Mordor Intelligence, *North America Data Center Server Market & Share Analysis-Growth Trends and Forecast (2026-2031)*, (Report Date: January 21, 2026).
(6) Mordor Intelligence, *North America Data Center Server Market & Share Analysis-Growth Trends and Forecast (2026-2031)*, (Report Date: January 21, 2026).

Private & Confidential | © EigenQ 2026 | 10

Private & Confidential | © EigenQ 2026 PQC+TM Bundle PCIe M.2 Compact, embedded security for edge and space-constrained systems Edge, IoT & distributed systems Drop-in upgrade for existing servers, no redesign, no downtime Existing servers & compliance upgrades CHOOSE FOR CHOOSE FOR 11 ONE PLATFORM ACROSS EVERY ENVIRONMENT PQC+TM Bundle New deployments & data center modernization Integrated, turnkey solution for new deployments with full PQC+ trust stack CHOOSE FOR M.2 No infrastructure replacement Works with existing systems Deploy in weeks

Multiple Near-Term Growth Vectors

Projected Product Roadmap: Strategic Sequence

BEACHHEAD	SURFACE AREA EXPANSION	SURFACE AREA EXPANSION	PLATFORM CONSOLIDATION
Quantum Cybersecurity & Compliance	Quantum AI – Performance & Optimization	Quantum Internet – Network Expansion	Quantum Computing Solutions

Commercial Reach

COMMERCIALIZATION PLAN

Launch with federal, government and critical infrastructure end-customers

Expand into the global public sector including U.S.-allied governments and sovereign infrastructure operators

Target commercial deployments in select industry verticals including banking and healthcare

Extend from cybersecurity beachhead into adjacent platform use cases across AI, network and compute-security

PARTNERSHIPS

Initial OEM infrastructure integration with major server manufacturers

Commercial IP licensing and embedded deployment model with strategic compute partners

Broader government, enterprise and infrastructure ecosystem across security, AI and networking domains

2026 | 2027 | 2028 | 2029+

Private & Confidential | © EigenQ 2026 | 12

EigenQ Anticipates Scaling Sales Through OEM Infrastructure Distribution

Global Commercial Path[1] WNC + Multiple OEMs for Global Commercial Deployments

WNC Wistron NeWeb Corp. → EigenQ → HPE & Other OEMs → Commercial Server Configuration → TD SYNNEX & VARs → Commercial & Enterprise End-Customers

U.S. Trusted Supply Chain Path[2] Titan + Multiple OEMs for U.S. Trusted Supply Chain Deployments

TITAN CIRCUITS → EigenQ → HPE & Other OEMs → TSC-Compatible Server Configuration → TD SYNNEX Public Sector | DLT → U.S. Government & Critical Infrastructure

HPE-Published Solution Brief Confirms EigenQ's OEM Route-to-Market Readiness

The solution brief describes an EigenQ + HPE security bundle built on HPE ProLiant Compute

- ✓ Not just a concept, positioned as a deployable solution
- ✓ OEM/channel validation
- ✓ Clear end-customer value proposition
- ✓ Deployment advantage → No "rip & replace"

(4)


HPE | EigenQ
Upgrade to next-generation security for the quantum era
HPE ProLiant servers running on Intel® Xeon® processors
intel xeon

Future Potential OEM Partners[3]:

- *Dell*
- *Super Micro*
- *Intel*
- *AMD*
- *NVIDIA*

(1) Pursuant to agreement with WNC.
(2) Pursuant to purchase orders with Titan Circuits.
(3) EigenQ does not currently have a commercial relationship with these OEMs.
(4) Source: HPE solution brief, 'Upgrade to next-generation security for the quantum era,' document ID a00159324enw. HPE publication supports EigenQ's infrastructure integration, quote-readiness, route-to-market and commercial positioning. It does not represent contracted revenue, purchase orders, backlog, bookings, committed sales volume, or guaranteed customer adoption.

Private & Confidential | © EigenQ 2026 13

Illustrative Unit Economics | Three Distinct Potential Revenue Streams

1) Illustrative Single-Server Government PQC+ Bundle Hardware Sales[1]

2) Illustrative Associated Future Annual Recurring Revenue[2]



$80K
($30K)
$50K
($16K)
$34K
$6K
End-Customer Allocated Price
Single-server PQC+ bundle
Channel & OEM Economics
~42%
EigenQ Revenue
Revenue per PQC+ bundle
Deployment & Fulfillment Costs
~32%
Illustrative Unit Contribution
~68% Contribution Margin
Annual Recurring Renewal Revenue
Recurring Revenue per PQC+ bundle

Path to Market

OEM Server — EigenQ PQC+ bundle embedded ▸ Distributor — TD Synnex ▸ VARs — Meadowgate, Curtiss-Wright ▸ End-Customers — Enterprise / Federal

3) Commercial IP Licensing[3]

License IP in EigenQ's PQC+ bundle to OEM / strategic partners, with economics tied to platform access and unit deployment

1 Fixed Annual License Fee

Rights to commercialize / embed PQC+ IP, reference design, updates and technical support

2 Unit-Based Royalty

Per-unit royalty for each PQC+ bundle embedded / shipped through OEM server programs

ANNUAL IP LICENSING REVENUE

Fixed License Fee + (Bundles Emb. × Per-Unit Royalty)

Upside Rationale: IP licensing complements hardware sales and shifts mix toward asset-light, higher-margin revenue

(1) Unit economics are illustrative only based on management estimates and subject to external validation, including with respect to pricing and costs. Example reflects PQC+ Bundle sale to federal end-user through OEM channel.
(2) End-customers will be required to subscribe for software QEM renewal for one year and, for purposes of the illustrative forecasts further described on Slides 39-41 are modeled as renewing at a 90% rate thereafter. Pricing subject to external validation.
(3) As further described on Slide 39, subject to Slides 40-41, EigenQ anticipates generating recurring licensing/unit-based renewal and loyalty fees for product and for bundles embedded/shipped through OEM server programs.

Private & Confidential | © EigenQ 2026 | 14

Private & Confidential | © EigenQ 2026 15 EigenQ Occupies a Distinct Position Among Quantum / PQC Vendors POSITIONING VS. QUANTUM / PQC VENDORS Hardware- Rooted Infrastructure Integration (Chip / Board / Embedded) HIGH LOW LOW HIGH OEM / Enterprise Deployment Readiness (Infrastructure Integration, GTM Channels, Near-Term Demand) Hardware-rooted PQC platform embedded in servers and infrastructure with OEM and channel-led GTM deployment Hardware-First PQC Architecture Embedded at the Infrastructure Layer OEM & Channel-Led GTM Deployment Near-Term Catalyst: Federal & Critical Infra Multiple Revenue Streams Quantum computing platform and quantum software leader Quantum hardware systems and solutions provider Software-only PQC security platform for enterprise IT Quantum entropy and key management solutions Many traditional cybersecurity vendors (software-only PQC) U.S. Federal Gov't Mandate Requires a Comprehensive Solution, with Commercial Verticals to Follow – The EigenQ Advantage EIGENQ'S DIFFERENTIATING ATTRIBUTES

Key Management Team

COMPANY LEADERSHIP



Dr. José Rosas-Bustos
CEO

CEO building EigenQ's quantum-resilient trust infrastructure platform; former CTO with 20+ years in cybersecurity, Oracle experience, patent inventorship and quantum-security research



Dr. Jesse Van Griensven
Chairman

University of Waterloo professor and quantum-computing expert providing scientific oversight across quantum-proof encryption, simulation, quantum computing and ML/AI



Mark Pecen
Vice-Chair

Architect of next-generation communications and cryptography with 100+ global patents

FINANCE



William Berghoff
Interim CFO

Finance executive focused on capital planning, forecasting, transaction readiness and public-company financial discipline



Cristiane Lagos
Executive Controller

Financial operations leader supporting controls, reporting discipline, treasury coordination and audit-ready processes

GO-TO-MARKET



Bryan Matthews
Chief Revenue Officer

Revenue leader with deep federal and enterprise contracting experience driving public-sector GTM, strategic accounts and federal / enterprise customer pipeline



Rika Nakazawa
Chief Growth Officer

Global technology executive with senior GTM and strategy experience across NVIDIA, Sony, Accenture and NTT, spanning AI, cybersecurity and quantum



Albert Behr
Corp. Dev. Advisor

25+ years advising 1,100+ global tech companies on strategic partnerships, funding and market expansion



Rob Jazwinski
VP, Channel Sales

25+ years driving indirect sales growth through global reseller and partner ecosystems

PRODUCT & TECHNOLOGY



Raúl Zuleta
Chief Technology Officer

An engineer-inventor turning complex quantum technologies into globally deployed critical systems



Michael Johnson
Chief Product Officer

Veteran product leader with 25+ years across software, security architecture and quantum-safe infrastructure



Alexander Truskovsky
VP, Cryptography

Cryptography and security expert with leadership roles at AWS, ISARA, BlackBerry and Oracle

Private & Confidential | © EigenQ 2026 | 16

Illustrative Management Conservative Base Case Forecast(1)

($ in millions)

Base Case Total Revenue



$ 10
$ 138
$ 299
2026E
2027E
2028E

Base Case Gross Profit & Gross Margin



68 %
64 %
65 %
$ 7
$ 88
$ 195
2026E
2027E
2028E

Base Case Adjusted EBITDA & EBITDA Margin



(50)%
26 %
35 %
$(5)
$ 36
$ 106
2026E
2027E
2028E

(1) EigenQ illustrative management revenue forecasts and corresponding Gross Profit, Gross Margin, Adjusted EBITDA and Adjusted EBITDA Margin information prepared as of June 2026 (Forecast Preparation Date), based on management professional experience, estimated addressable market and other assumptions and information as further described on Slides 39-41. Forecasts represent EigenQ's good faith estimates of the potential future revenue and earnings the company may be able to generate during a forecast period ending 12/31/2028, assuming the accuracy of numerous assumptions incorporated therein. Actual results may differ from forecasts due to a variety of factors; readers are cautioned not to place undue reliance on forward-looking information and estimates and to review carefully the applicable disclaimers on Slides 2-3.

Private & Confidential | © EigenQ 2026 | 17

Private & Confidential | © EigenQ 2026 21.9 x 180.4 x 100.9 x 62.4 x 51.2 x 25.5 x 24.3 x 15.6 x 30.2 x 49.1 x 21.1 x Median: 24.9 x Median: 81.7 x 10.1 x 79.8 x 60.5 x 48.1 x 25.7 x 20.1 x 20.0 x 13.8 x 21.1 x 38.1 x 17.3 x Median: 54.3 x Median: 20.0 x 18 Valuation Benchmarking – Current Trading Revenue Multiples TEV / 2027E Revenue Multiples TEV / 2028E Revenue Multiples Y-o-Y Revenue Growth (2027E) 2027E Revenue ($M) Y-o-Y Revenue Growth (2028E) 2028E Revenue ($M) $138 $44 $85 $51 $413 $7.5B $11.3B $3.6B $7.1B $907 $14.3B 1,284% 94% 101% 25% 53% 31% 46% 28% 22% 23% 17% $299 $100 $142 $66 $824 $9.7B $16.1B $8.6B $4.6B $1.1B $16.2B 116% 126% 67% 30% 100% 29% 43% 21% 27% 22% 13% Source: FactSet. Note: Market and estimates data as of June 5, 2026. Illustrative Illustrative

Private & Confidential | © EigenQ 2026 28.6 x NM NM NM NM 71.7 x 59.2 x 41.6 x 34.5 x 76.0 x 41.6 x Median: 50.4 x 19 Valuation Benchmarking – Current Trading EBITDA & Post-CapEx EBITDA Multiples TEV / 2028E EBITDA Multiples TEV / Post-CapEx 2028E EBITDA Multiples EBITDA Margin (2028E) 2028E EBITDA ($M) Post-CapEx Cash Conversion Margin (2028E) 2028E Post-CapEx EBITDA ($M) $106 ($264) ($136) ($83) ($47) $4.9B $1.3B $2.9B $5.4B $460 $9.9B 35% (32%) (96%) (84%) (72%) 50% 28% 34% 33% 42% 61% 32.2 x NM NM NM NM 139.6 x 76.7 x 44.2 x 34.8 x 83.9 x 46.7 x Median: 61.7 x $94 ($395) ($154) ($136) ($55) $654 $4.4B $2.2B $410 $5.0B $9.8B 31% (48%) (108%) (137%) (84%) 14% 45% 26% 37% 31% 61% Source: FactSet as of June 5, 2026. 'NM' denotes metrics or multiples that are greater than 1,000x or that are based on a negative denominator. Illustrative EBITDA and Post-CapEx EBITDA figures for EigenQ may not be comparable with the other benchmarked companies, due to, among other items, differences in calculating EBITDA (or adjusted EBITDA), differences in calculating Post-CapEx EBITDA, differences in business model, funding, scale and should be read in conjunction with Slides 2-3 and 40-41. Illustrative Illustrative

Private & Confidential | © EigenQ 2026 20 EIGENQ IS POSITIONED TO BECOME THE INFRASTRUCTURE TRUST LAYER Market-leading quantum R&D Hardware-rooted architecture Sticky infrastructure economics 2027 Mandatory migration(1) OEM distribution Quantum platform expansion beyond cyber (1) As set forth and described in the NSA's Commercial National Security Algorithm Suite 2.0 (CNSA 2.0); NSA and other government mandates are subject to change. Procurement gate

Appendix

Illustrative De-SPAC Transaction Overview

Transaction Highlights

Valuation

- Assumes a ~$2.9B pre-money equity value for EigenQ
- Implies ~$3.0B pro forma enterprise value

Financing

- Transaction is expected to provide gross proceeds of approximately $110M to EigenQ
  - $100M from a combination of anticipated trust capital retained at close and a potential PIPE[(1)(5)]
  - $25M+ in anticipated capital raised with a conversion price of $12.00 per share[(4)(5)]

Deal Structure

- Assumes EigenQ's existing shareholders will rollover 100% of their equity and are expected to own a pro forma equity ownership of ~94% in the combined company

Implied Sources & Uses

Sources	($M)
EigenQ Rollover	$2,930
SPAC / PIPE Investors	$100
Convertibles	$25
Total	**$3,055**

Uses	($M)
Rollover to EigenQ	$2,930
Transaction Expenses	$15
Cash to Balance Sheet	$110
Total	**$3,055**

Pro Forma Valuation

PF Shares Outstanding (M)	312.7
Share Price ($)	$10.00
PF Equity Value ($M)	**$3,127.1**
(-) PF Net Cash ($M)	($110.0)[(6)]
PF Enterprise Value ($M)	**$3,017.1**

Pro Forma Ownership[(2)]

		Shares (M)	% Own.
1	EigenQ Rollover Equity	293.0	93.7%
2	PIPE / Public Shareholders	10.0	3.2%
3	SPAC Sponsor	7.6[(3)]	2.4%
4	Convert Investors	2.1[(4)(5)]	0.7%



2
3
4
EigenQ>
1

Notes:
1. Assumes ~53% redemptions from SVAQ's $215M cash in trust in absence of a PIPE.
2. Excludes pro forma effects of SPAC warrants, IPO underwriter's private placement units or any private placement warrants and excludes all EigenQ warrants and equity awards.
3. Includes 425K private placement shares for SPAC Sponsor; Sponsor promote shares subject to negotiation.
4. Shown on an as-converted basis and subject to negotiation.
5. SPAC and EigenQ in discussions with investors and shown for illustrative purposes.
6. Assumes cash free debt free on a pre-money basis.

Private & Confidential | © EigenQ 2026 | 22

Pre-DeSPAC Close Private Placement

$25M+
PRIVATE PLACEMENT TARGET

~$3.0B
PROPOSED SPAC ENTERPRISE VALUE

Illustrative total enterprise value in transaction

21.9x / 10.1x[1]
2027E / 2028E IMPLIED REVENUE MULTIPLES

2027E: 28.6x EBITDA
2028E: 32.2x EBITDA

KEY INVESTMENT POINTS

- **Fully funded business model:** capital expected to fund upfront commercial execution through cash flow breakeven[2]
- **Larger raise provides line of sight to upside performance** relative to conservative base case financial projections[2]
- **Supports a clean path to closing** while removing reliance on incremental capital at de-SPAC

INVESTOR-MANAGEMENT ALIGNMENT
100% expected shareholder rollover reinforces long-term alignment with new investors

Pre-DeSPAC Funded Case

ILLUSTRATIVE USE OF PROCEEDS DETAIL – $25M BASE PLACEMENT[3]



Contingency & Cash Reserve
$3M
Transaction Execution
$4M
Public-Company Readiness
$3M
Product R&D
$5M
Customer Fulfillment Readiness
$6M
Channel & Sales Enablement
$4M

(1) For more information about forward-looking forecasts, metrics and multiples, see Slides 2-3 and 39-41.
(2) Based on $25M private placement financing.
(3) Actual uses of proceeds may vary; reflects EigenQ estimated transaction expenses as of presentation date, subject to certain assumptions. Does not include estimated SVAQ transaction expenses, including deferred underwriting fees.

Private & Confidential | © EigenQ 2026 | 23

Private & Confidential | EigenQ 2026 NSA's CNSA 2.0 Mandate Be Quantum-Resilient By January 2027(1) 2027 24 FEDERAL POST- QUANTUM MIGRATION IS ALREADY MANDATED From Procurement Gate to Full Enforcement SEPTEMBER 2026 FIPS 140-2 sunset JANUARY 2027 Procurement gate DECEMBER 2030 Phase-out deadline DECEMBER 2031 Mandatory across NSS FIRST HARD DEADLINE (1) As set forth and described in the NSA's Commercial National Security Algorithm Suite 2.0 (CNSA 2.0); NSA and other government mandates are subject to change.

Private & Confidential | © EigenQ 2026 EIGENQ SOLUTION Securing the Trust Chain End-to-End From Entropy → Identity → Execution Certification-ready deployment No redesign required OEM-ready integration Low transition costs 25

Differentiation vs. Others: Not a Quantum Science Project, Infrastructure Certainty

	|EigenQ>	Quantum Computing	PQC Vendors	Classical Security	Server OEMs
Quantum Safe Solutions	✓	✓	✓	✗	✗
Hardware-First Approach	✓	✗	~	~	✓
Near-Term Revenues	✓	✗	✗	~	✓
OEM / Channel Embedded Model	✓	✗	✗	~	✓
Hardware + Software + IP Licensing Mix	✓	~	✗	✓	✓
No Rip-and-Replace Migration Path	✓	✗	~	~	✗
Federal / Enterprise Dual Lane	✓	~	~	✓	✓

EigenQ Has What Others Lack

- Embedded directly in hardware, **no standalone sales engine** or dedicated channel buildout needed
- **Built around OEMs, distributor and VAR channels** designed to scale without a dedicated direct-sales buildout
- Potential to generate **recurring revenue through renewals and attestation**, not purely a one-time hardware sale like most quantum plays
- An **infrastructure certainty bet**, not a speculative quantum-compute adoption story
- **Positioned for near-term PQC procurement cycle**, not a future quantum-compute horizon

Private & Confidential | © EigenQ 2026 | 26

Private & Confidential | © EigenQ 2026 A) HPE Solution Brief

Private & Confidential | © EigenQ 2026 28

Private & Confidential | © EigenQ 2026 29

Private & Confidential | © EigenQ 2026 B) Technology & Product Support

Private & Confidential | © EigenQ 2026 31 PQC Has Limits

Private & Confidential | © EigenQ 2026 32 PQC+ Quantum-Resistant Solutions

...That Fits at the Infrastructure Layer of OEM Servers to Enable Critical Workloads...

OEM Server Platform

CPU / GPU / Accelerators
Compute engines for workloads

Smart NIC / Storage
Networking, data movement, storage

Firmware / Boot / Key Mgmt.
Secure boot, firmware integrity, key lifecycle

EigenQ Embedded Quantum-Safe Security Component
PQC acceleration | Hardware root-of-trust | Secure data-in-motion | Crypto agility | QRNG for PQC key generation(1) | Platform & workload trust

End Workloads / Use Cases
AI / ML | Financial Transactions | Government Workloads | Healthcare Data | Critical Infrastructure

Targets the **infrastructure layer** where quantum-safe security will be deployed, purchased and scaled

Built for the **transition**: strengthening current legacy and **hybrid** infrastructure while preparing customers for a fully quantum-secure future

(1) QRNG refers to Quantum Random Number Generation. EigenQ's embedded quantum-safe security component refers to the PQC+ module combining post-quantum cryptography with QRNG-based entropy for secure key generation, plus hardware root-of-trust, secure key storage, crypto-agility and platform attestation within OEM servers.

Private & Confidential | © EigenQ 2026 | 33

Private & Confidential | © EigenQ 2026 34 HPE Quantum-Hardened Server EigenQ's PQC+ platform integrates with HPE ProLiant Gen12 servers to create a quantum-hardened security layer for enterprise compute environments HPE compute infra + EigenQ quantum-security layer

Private & Confidential | © EigenQ 2026 35 Hardware Accelerator Series

Private & Confidential | © EigenQ 2026 C) Commercialization & Revenue Model

Private & Confidential | © EigenQ 2026 37 Hardware-First Approach with Ability to Embed Recurring Software & Licensing Hardware Embedded Sales • Primary near-term revenue driver • Distributor + VAR channels, enable scalable global reach • Anticipated to capture large upfront revenue from infrastructure deployments Software / SDK Licensing • Recurring runtime / SDK royalties • Monetizes growing deployed hardware install base • Anticipated high-margin revenue stream from ongoing security lifecycle needs Platform Services • PQC PKI, attestation and managed key services • Subscription model layered on deployed infrastructure • Anticipated long-term, high- margin recurring revenue layer Enterprise Licensing • OEMs manufacture / integrate under EigenQ license • Ongoing royalties tied to production and usage • ARM-like ecosystem model enables capital-light growth

Private & Confidential | © EigenQ 2026 D) Financial Model Support

Illustrative Management Conservative Base Case Revenue Forecasts (All Inputs Illustrative and Subject to Validation)*

	2026E (Yr 1)	2027E (Yr 2)	2028E (Yr 3)
Est. Total Revenues ($M)			
Core channel revenue			
PQC+ server bundles	$8.7	$117.6	$245.2
QEM renewals	$0.0	$0.9	$13.6
PCIe retrofit boards	$1.2	$16.7	$34.7
M.2 PQC+ edge modules	$0.0	$0.4	$0.7
Total core channel revenue	**$10.0**	**$135.6**	**$294.2**
OEM licensing revenue	**-**	**$2.9**	**$5.3**
Est. Total Revenue	**$10.0**	**$138.4**	**$299.5**

1) **Information is Illustrative Only; Financial Model & Non-GAAP Metrics** - Information set forth above is illustrative only, prepared as of the Forecast Preparation Date in connection with the potential proposed transactions. As EigenQ, as of the date of the Presentation, has not yet begun generating revenues and profits, finalized its revenue recognition policies and practices or externally validated pricing, pipeline, market opportunity, penetration rates, product mix, sale transaction and licensing terms, among other assumptions and inputs, the information set forth above is speculative in nature and should not be relied upon when making investment decisions. All figures are forward-looking and subject to the terms and limitations set forth on Slides 2-3; actual future EigenQ operating and financial results may vary and will likely be different, perhaps materially, from the illustrative estimates included in this Presentation. Illustrative forward-looking information is derived from internal market scenario-based models not prepared with a view towards public disclosure or adherence to GAAP presentation and requirements and should be read in conjunction with Slides 2-3 and the notes below, including Note 4. Actual results may be different from the illustrative figures presented.

2) **Key Drivers** – Illustrative estimated forecast period ("FP") revenues are comprised of: (i) Core Channel Revenues: potential core channel revenues from product sales, including PQC + server bundles, PCIe retrofit boards, M.2 PQC + edge modules and, beginning in FP Yr 2, QEM renewals, through prospective OEM server -> distributor -> VAR -> end-customer channels; and (ii) OEM Licensing Revenues: potential strategic OEM licensing revenues, beginning in FP Yr 2, as an illustrative license/royalty scenario that could complement core channel hardware sales if future OEM/platform licensing arrangements are secured. The illustrative estimated revenue figures reflected above are derived from Company management internal model scenarios not prepared with a view towards public disclosure.

3) **Key Assumptions:**

   a) **Unit Sales** – Potential future unit sales figures incorporated into management base case model are based on illustrative management assumptions regarding penetration rates of 0.053% in 2026, 0.500% in 2027, and 0.800% in 2028 applied to management's modeled channel-enabled serviceable U.S. server opportunity. The modeled denominator is derived from the broader server-market context shown on Slides 9 and 10, but constrained by assumed route-to-market readiness, prospective channel capacity, product availability, deployment timing, financing, and management's commercialization assumptions. These assumptions are not based on current customer contracts, purchase orders, formal quotations, backlog, bookings, executed OEM licenses, or binding customer commitments.

   b) **Product Mix** – Product mix assumptions incorporated into management base case model reflect management illustrative estimates of potential future federal/commercial product mix of 80%/20% for FP Yr 1, 65%/35% for FP Yr 2, and 50%/50% for FP Yr 3, reflecting management expectation, as of the Forecast Preparation Date, that federal and regulated-market adoption may precede broader commercial adoption. These mix assumptions are scenario assumptions and are not based on executed contracts or purchase commitments. Fulfillment of federal end-user orders is generally more costly than commercial customer order fulfillment due to manufacturing, freight/distribution and other government-specific requirements. QEM renewal fees are modeled as commencing in FP Yr 2, at a 90% YoY renewal rate after the initial one-year required QEM subscription period.

   c) **Product Pricing** – Modeled product pricing reflects assumed product-mix weighted average EigenQ ASPs based on management assessment, industry comparables for security appliances, anticipated value-stack positioning, and estimated federal/TAA/BAA-related cost impacts, as applicable. Pricing assumptions are not based on current customer quotes, executed contracts, purchase orders, or binding price commitments.

   d) **OEM Licensing Revenues** – Illustrative estimated revenues from OEM licensing arrangements reflect numerous assumptions, including, without limitation, that EigenQ, in the future, identifies and enters into IP out-licensing arrangements with currently anticipated or other OEM sales channel partners, taking into account estimated pricing and terms based on management professional experience and industry knowledge, as opposed to actual terms, contracts or arrangements in place as of the Forecast Preparation Date. As of the date of this Presentation, EigenQ does not have signed licensing agreements or negotiated terms of such agreements in place with OEMs and the illustrative information contained herein with respect to future potential OEM licensing arrangements, if any such arrangements materialize, is likely to be different from actual OEM licensing terms set forth in definitive agreements, purchase orders, formal quotations, or binding customer commitment therefor, as applicable. Semiconductor IP and software licensing reference point comparables support the use of a license/royalty framework as a structural analog, but actual economics would depend on future negotiated terms, including license scope, field of use, exclusivity, support obligations, royalty base, minimums, reporting/audit rights, and ASC 606 treatment.

4) **Other Important Information regarding Illustrative Revenue Forecasts** – The management conservative base case model from which the illustrative potential future revenue figures shown above were derived is a scenario-based market-capture model and is not intended to represent GAAP-recognized revenue, backlog, bookings, contracted revenue, or a customer-by-customer forecast. Actual revenue recognition will depend on future contract terms, including delivery and acceptance terms, performance obligations, bundled hardware/software treatment, renewal terms, OEM license structure, variable consideration, channel/principal-agent analysis, and ASC 606 review.

*Prepared as of Forecast Preparation Date; as of the date of this Presentation, these illustrative forecasts are not based on current customer contracts, purchase orders, formal quotations, established customer pipeline, backlog, bookings, executed OEM licenses, committed sales volumes, or binding customer commitments and are subject to Company revenue recognition policy finalization.

Private & Confidential | © EigenQ 2026 | 39

Illustrative Pre-DeSPAC Funded Scenario Gross Profits, Adjusted EBITDA, Costs & Margins Estimates (Assuming Illustrative Base Case Revenue Forecasts and Other Inputs All Subject to Validation)(1)*

	2026E (Yr 1)	2027E (Yr 2)	2028E (Yr 3)
Est. Total Revenues ($M) – Management Conservative Base Case(2)			
Total Revenues (Core Channel Sales + OEM Licensing)	**$10.0**	**$138.4**	**$299.5**
Illustrative Est. Gross Profits, Gross Margin, Adj. EBITDA, Adj. EBITDA Margin and Post-CapEx EBITDA ($M)(3)(4)(6)			
Gross Profits	**$6.8**	**$88.4**	**$194.9**
Gross Margin (%)	**68.3%**	**63.8%**	**65.1%**
Adjusted EBITDA			
Management Conservative Base Case	**$3.6**	**$35.9**	**$105.9**
2026E Pre-DeSPAC Funded Case	**($5.0)**	**$35.9**	**$105.9**
Adj. EBITDA Margin (%)			
Management Conservative Base Case	**36%**	**26%**	**35%**
2026E Pre-DeSPAC Funded Case	**(50%)**	**26%**	**35%**
Post-CapEx EBITDA			
Management Conservative Base Case	**$0.6**	**$25.9**	**$93.9**
2026E Pre-DeSPAC Funded Case	**($8.0)**	**$25.9**	**$93.9**
Illustrative Est. COGS, Operating Expenses and Capital Expenditures ($M)(5)			
COGS	**($3.2)**	**($50.1)**	**($104.6)**
Operating Expenses – Baseline Operating Expenses, excluding incremental 2026E Pre-DeSPAC Funding spend	**($3.3)**	**($52.5)**	**($89.0)**
Capital Expenditures	**($3.0)**	**($10.0)**	**($12.0)**

III. Adj. EBITDA Case Scenario Bridge

2026E Management Conservative Base Case (MCBC) → 2026E Pre-DeSPAC Funded Case (PFAC)

2026E Adjusted EBITDA MCBC $3.6M

less approx. $8.6M assumed incremental EBITDA-impacting Pre-DeSPAC funded-acceleration operating spend

2026E Adjusted EBITDA PFAC ($5.0M)

See Note 5 and III. Operating Expense Scenario Bridge note below for further detail.

III. Operating Expense Scenario Bridge

Illustrative incremental 2026E Pre-DeSPAC Funded Case reflects assumed incremental $8.6M of EBITDA-impacting funded-acceleration operating spend including the following illustrative amounts:

Product R&D funded-acceleration spend - ($3.5M)
Channel & sales enablement spend - ($3.0M)
Customer fulfillment readiness spend - ($1.5M)
Public-company readiness spend - ($0.6M)

(1) Information is Illustrative Only; Financial Model & Non-GAAP Metrics - Information set forth above is illustrative only, prepared as of the Forecast Preparation Date in connection with the potential proposed transactions. As EigenQ, as of the date of the Presentation, has not yet begun generating revenues and profits, finalized its revenue recognition policies and practices or externally validated pricing, pipeline, market opportunity, penetration rates, sale transaction and licensing terms, or confirmed anticipated costs and expenses, among other assumptions and inputs, the information set forth above is speculative in nature and should not be relied upon when making investment decisions. All figures are forward-looking and subject to the terms and limitations set forth on Slides 2-3; actual future EigenQ operating and financial results may vary and will likely be different, perhaps materially, from the illustrative estimates included in this Presentation. Illustrative forward-looking information is derived from the Company's internal market scenario-based model, which was not prepared with a view towards public disclosure or adherence to GAAP presentation and requirements and should be read in conjunction with Slides 2-3. Actual results may be different from the illustrative figures presented.

(2) Incorporation of Illustrative Revenue Forecasts – Illustrative estimated Gross Profits, Gross Margin, Adj. EBITDA, Adj. EBITDA Margin, COGS and Operating Expense information is based on, and takes into account, the illustrative revenue forecast information further described on Slide 39, including the assumptions incorporated therein, all of which information is intended to be illustrative only, and is subject to change, including as meaningful product sales are effectuated and Company revenue policies and practices are finalized, among other factors.

(3) Illustrative Est. Gross Profits & Gross Margin – Illustrative Est. Gross Profits (calculated as Revenues less COGS) and Est. Gross Margin (calculated as Gross Profits/Total Revenues) reflect, in addition to the assumptions incorporated into the illustrative revenue forecasts (see above), prospective product pricing and other estimates, including with regard to future OEM licensing and end-customer purchase order and contract terms, costs of goods sold (COGS) by product (as further described below), and estimated freight, warranty and fulfillment charges, which estimates were developed in good faith by EigenQ management based on information available to the Company at the Forecast Preparation Date, but are not intended to be, nor should they be considered, representative of actual, future-determined inputs and values. Illustrative Gross Margin estimates are included to highlight the Company's capital light business model, taking into account numerous assumptions and subject in all respects to the terms and limitations set forth in Slides 2-3.

*Prepared as of Forecast Preparation Date; as of the date of this Presentation, the illustrative forecasts are not based on current customer contracts, purchase orders, formal quotations, established customer pipeline, backlog, bookings, executed OEM licenses, committed sales volumes or binding customer commitments.

Private & Confidential | © EigenQ 2026 40

Private & Confidential | © EigenQ 2026 41 Illustrative Pre-DeSPAC Funded Scenario Gross Profits, Adjusted EBITDA, Costs & Margins Estimates (Assuming Illustrative Base Case Revenue Forecasts and Other Inputs All Subject to Validation) (Cont'd) (4) Illustrative Est. Adjusted EBITDA & Adj. EBITDA Margin (Management Conservative Base Case & 2026E Pre-DeSPAC Funded Case) (a) General / Management Conservative Base Case (all figures except as outlined under "2026 Pre-DeSPAC Case" below) - Est. Adj. EBITDA (calculated as Gross Profit less Total Est. EBITDA-impacting Operating Expenses, before interest, taxes, depreciation and amortization, excluding certain cash uses described below) and Est. Adj. EBITDA Margin (calculated as Adjusted EBITDA/Total Revenues) information derived therefrom are forward-looking non-GAAP metrics/measures subject to Slides 2- 3, prepared based on the illustrative potential revenue estimates further described on Slide 39 and taking into account, also, certain preliminary inputs from anticipated core channel partners as well as EigenQ management estimates at the Forecast Preparation Date, all of which inputs, estimates and assumptions are subject to external validation and change as EigenQ's product sales ramp and its business evolves. Illustrative Adj. EBITDA estimates do not address certain cash uses, such as non- recurring transaction execution expenses, inventory/deposits, capex, working capital and cash reserves, estimates of which are subject to ongoing review by Company management, together with accounting staff and counsel. As further described below, for 2026E, the "Pre-DeSPAC Funded Case" starts with Management Conservative Base Case 2026E Adjusted EBITDA of approximately $3.6M and subtracts approximately $8.6M of incremental EBITDA-impacting pre-DeSPAC private placement-funded spend, resulting in Pre-DeSPAC Funded Case 2026E Adjusted EBITDA of approximately ($5.0M). (b) 2026E Pre-DeSPAC Funded Case - Relative to 2026E only, illustrative Est. Adj. EBITDA and Est. Adj. EBITDA Margins reflects the supplemental "Pre-DeSPAC Funded Case", which assumes July 2026 private placement proceeds are used to accelerate product readiness, channel and sales enablement, customer fulfillment readiness and public company readiness ahead of the anticipated 2027 revenue ramp, as further detailed under the heading "2026 Pre-DeSPAC Funded Case" on Slide 23, and as further detailed below. Under the assumptions incorporated into the 2026E Management Conservative Base Case model, illustrative 2026E Est. Adjusted EBITDA and Est. Adjusted EBITDA Margin would be $3.6M (reduced to ($5M) in the 2026E Pre-DeSPAC Funded Case due to an assumed $8.6M of incremental EBITDA-impacting Pre-DeSPAC funded-acceleration operating spend during 2026) and 35.5%, respectively. "Bridge" to Conservative DD 2026E Adjusted EBITDA: $3.6M less: Product R&D funded-acceleration spend: ($3.5M), less: Channel & sales enablement spend: ($3.0M), less: Customer fulfillment readiness spend: ($1.5M), less: Public-company readiness spend: ($0.6M), equals 2026E Pre-DeSPAC Funded Case Adjusted EBITDA of approximately ($5.0M). All figures are illustrative estimates. (5) Illustrative Est. COGS and Est. Operating Expenses (a) Est. COGS - Est. costs of goods sold are product-line based, with hardware/channel lines carrying higher costs than other revenue sources; est. costs of QEM renewal fees and OEM licensing revenues reflect software/license economics, taking into account, in all cases, revenue model assumptions regarding unit sales, product mix and pricing (see Slide 39) for further detail), together with management estimates of freight/shipping costs, warranty-related charges and fulfillment costs, based on professional experience and industry information. As product sales increase, manufacturing/inventory, freight/distribution costs also increase; assumes sales proceeds used for working capital and 60-day customer payment cycle, 90-day inventory availability. (b) Est. Operating Expenses - Est. operating expenses scale materially during later forecast period years to fund R&D, channel enablement, deployment support, audit/legal/SEC readiness and public company infrastructure needs. Excluded from Estimated Operating Expenses are separately identified cash uses not reflected in Adjusted EBITDA, including transaction execution expenses, inventory/deposits, capex, working capital and cash reserves, subject to further review by management, accounting staff and counsel. (6) 2028E Illustrative Est. Post-CapEx EBITDA and Post-CapEx Cash Conversion Margin (a) Est. Post-CapEx EBITDA - Est. capital expenditures scale as EigenQ's business grows; provided, however, that EigenQ's business model remains capital light, with modeled capex requirements reflecting estimated spending on lab/testing equipment, production/QA tooling, software/internal systems/demo units/channel enablement assets and other uses. All such information represent illustrative estimates, subject to change, assuming depreciation and amortization rates for pre-existing assets consistent with management professional experience with relevant equipment, assets and software systems and estimated product updates costs. (b) Est. Post-CapEx Cash Conversion Margin - Est. Post-CapEx Cash Conversion Margin is shown at a snapshot 2028E illustrative estimated level calculated as 2028E Illustrative Est. Post-CapEx EBITDA / Total Revenues (2028E), taking into consideration all of the assumptions incorporated into the illustrative estimated revenue forecasts (see Slide 39).

Private & Confidential | © EigenQ 2026 E) Risk Factors

Private & Confidential | © EigenQ 2026 43 Certain Risks Related to the EigenQ and the Anticipated Business Combination All references to the "Company," "EigenQ," "we," "us" or "our" below refer to the Business of EigenQ, Inc. The risks presented below are certain of the general risks related to the Company's business, industry and ownership structure and are not exhaustive. These risks speak only as of the date of this Presentation and neither EigenQ nor SVAQ makes any commitment to update such disclosures. • We have a limited operating history upon which you can evaluate our performance, and accordingly, our prospects must be considered in light of the risks that any new company encounters. • We are an early stage company with a limited operating history in a nascent industry. • We may face potential difficulties in obtaining capital. • We have a limited number of suppliers for significant components of the equipment we use to build and operate our products, services and solutions. Any disruption in the availability of these components could delay our ability to expand or increase the capacity of our infrastructure or repair or replace defective equipment. • We rely on various intellectual property rights, including patents, licenses and trademarks, in order to operate our business. • We rely on licensed intellectual property, and the loss or impairment of these rights could materially harm our ability to develop and commercialize our products, services and solutions. • We may be unable to obtain, maintain and protect our intellectual property rights and proprietary information such as if the scope of patent protection obtained is not sufficiently broad. • We may face patent infringement and other intellectual property claims that could be costly to defend, result in injunctions and significant damage awards or other costs. • Our success is highly dependent on the experience and skill of our board of directors, its executive officers and key employees. • The loss of José Rosas-Bustos or Jesse Van Griensven Thé could harm our business, and we do not have any key person life insurance policies on any such people. • We are highly dependent on our ability to attract and retain senior executive leadership and key employees, such as cyber security experts, software engineers and other key technical employees, who are critical to our success. • Our business could be negatively impacted by cyber security threats, attacks and other disruptions. • We operate in a highly regulated environment, and if we are found to be in violation of any of the federal, state, or local laws or regulations applicable to us, our business could suffer. • We intend to make sales to government entities and highly regulated organizations, which are subject to a number of challenges and risks. • The exercise of warrants or conversion of other convertible securities could result in dilution to our investors. • Quantum computing may never achieve commercially relevant quantum advantage, and the timeline for achieving such advantage is highly uncertain. As a result, quantum computing may never represent a meaningful threat to classical computing infrastructure. • We have a history of operating losses and expects to incur significant expenses and continuing losses for the foreseeable future. • If we cannot execute on our strategy, including due to changing customers, technologies and competitors, our results of operations could be harmed. • If we are unable to sell new and additional product, subscription, and support offerings to our end-customers, especially to large enterprise customers, our future revenue and operating results may be harmed. • We plan to rely on channel partners to sell our products, and if these channel partners fail to perform, our ability to sell and distribute our products will be limited and our operating results will be harmed. • Global crises and geopolitical events can have a significant effect on our business operations and projections. • We are in our very early stages and have a limited operating history, which makes it difficult to forecast the future results of our operations. It is also possible quantum computing might never become a meaningful threat to legacy systems. • Our estimates of market opportunity and forecasts of market growth may prove to be inaccurate. Even if the market in which we compete achieves its anticipated growth levels, our business could fail to grow at similar rates, if at all. • We depend on advances in technology by other companies and academic institutions, if those advances do not materialize, some of our products may not be successfully commercialized. • If we fail to attract customers, including government entities and large enterprises, and retain and increase the spending of such customers over time, our revenue, business, results of operations, financial condition and growth prospects would be harmed. • Our ability to compete successfully depends on continuous innovation, timely execution of our strategy, and achieving cost reductions and failure to do so could render our quantum security solutions obsolete or less competitive. • If we cannot maintain and enhance our brand or adequately commercialize our quantum security solutions, our business, results of operations and financial condition could be harmed. • The quantum computing industry is in its early stages and volatile, and if it does not develop, if it develops slower than we expect, if it develops in a manner that does not require use of our quantum computing security solutions, or if it encounters negative publicity or if our solution does not drive commercial engagement, the growth of our business will be harmed. • If we are unable to successfully enhance our existing products and services and introduce new products and services in response to rapid technological changes and market developments as well as evolving security threats, our competitive position and prospects will be harmed. • If we fail to maintain the efficiency of our supply chain, our business could be materially adversely affected. • Because we depend on manufacturing partners to build and ship our hardware products, we are susceptible to manufacturing and logistics delays and pricing fluctuations that could prevent us from shipping customer orders on time, if at all, or on a cost-effective basis, which may result in the loss of sales and end-customers. • If we do not accurately predict, prepare for, and respond promptly to rapidly evolving technological and market developments and successfully manage product and subscription introductions and transitions to meet changing end-customer needs in the enterprise security industry, our competitive position and prospects will be harmed. • Defects, errors, or vulnerabilities in our products, the failure of our products to prevent a security breach or incident, misuse of our products, or risks of product liability claims could harm our reputation and adversely impact our operating results. • The occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination (the "Potential Transaction") between EigenQ and SVAQ, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the letter of intent executed by and between the parties. • The outcome of any legal proceeding that is ongoing or may be instituted against the parties following the announcement of the Potential Transaction and any definitive agreements with respect thereto. • The inability to complete the Potential Transaction, including due to failure to obtain approval of the shareholders of EigenQ and SVAQ or other conditions to closing. • The inability to obtain or maintain the listing of the post-acquisition company's securities on the Nasdaq Stock Market LLC, the New York Stock Exchange, or another national securities exchange following the Potential Transaction. • The risk that the Potential Transaction disrupts current plans and operations as a result of the announcement and consummation of the Potential Transaction. • The ability to recognize the anticipated benefits of the proposed Potential Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees. • Risks related to the costs of the Potential Transaction. • The ability to secure any PIPE funding or other debt or equity financing by the parties, and the ability by EigenQ or the post-acquisition company to successfully to deploy any debt or equity financing. • Changes in applicable laws or regulations, economic and market conditions, and political or geopolitical developments. • The "Risk Factors" sections of the most recent Annual Report on Form 10-K filed with the SEC by SVAQ. • Other risks and uncertainties included in documents filed or to be filed with the SEC by SVAQ and/or EigenQ.

44 Private & Confidential | © EigenQ 2026 Thank You